                                                                  EXHIBIT 10.14

PLEASE NOTE THAT WE HAVE REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A [*] INDICATES THE PLACES IN THIS EXHIBIT WHERE MATERIAL HAS BEEN OMITTED.

                 WAREHOUSING AND DISTRIBUTION PURCHASE AGREEMENT
                 -----------------------------------------------
                                 BY AND BETWEEN

                            CHATTEM CONSUMER PRODUCTS
                           ---------------------------

                                       AND

                              MILITARY RESALE GROUP

Military Resale Group ("Distributor"), located at 2535 Durango Drive, Colorado Springs, CO 80910 and Chattem Consumer Products (3530) ("Manufacturer") located
at           , enter  into this  Warehousing  and  Distribution  Agreement
("this Agreement") in Colorado Springs, Colorado this 27 day of March 2002.

1. Manufacturer appoints Distributor to warehouse and deliver Manufacturer's product ("Product") to the military commissaries and exchanges ("the Military") listed in Schedule A, which is attached to and made part of this agreement.
2. Distributor shall purchase, for resale by Manufacturer to the Military, authorized Products from Manufacturer at Manufacturer's published Distributor list prices and will attempt to maintain sufficient inventory levels necessary to meet the daily order requirements of the Military. Manufacturer agrees to ship all products on a "shipper sort and segregate by SKU at customer dock" basis. The terms for purchases under this provision are [*].

3. Manufacturer and/or its representative is solely responsible for soliciting and obtaining orders for the sale of Products to the Military, except for orders transmitted electronically the Military resale employees participating in the Frequent Delivery Program. Distributor assumes no sales responsibilities under this Agreement, and all Product purchased by Distributor is on a guaranteed sales basis with floor stock protection provided by the Manufacturer.

         Distributor shall rotate stock and notify Manufacturer and/or its representative if any Product shows no movement for sixty (60) days. If Manufacturer is unable to arrange for the sale of any Product to the Military within the thirty (30) days of notice of any such Product or any excess product quantities as identified by the Distributor, at its sole discretion the Distributor shall invoice the Manufacturer and the Manufacturer shall pay Distributor the full cost of the Product including Distributor's storage and handling fee and remove such Product from Distributor's warehouse(s) at the Manufacturer's expense Manufacturer authorizes Distributor to sell to any third party without public notice any such product remaining in its warehouse more than thirty (3) days after notice given to Manufacturer and/or its authorized agent. Any net funds received will be applied first to applicable storage and handling fees and then to recovery of product cost. Any funds in excess of that owed to Distributor will be remitted to Manufacturer, any balance due to Distributor will be subject to interest charges and collection fees and procedures as provided for in Paragraph 5.

4. Manufacturer or its representative, immediately upon receipt of an order from the Military, shall telephone, fax or mail to Distributor all information regarding such order to permit Distributor at least
         (24) hours to prepare and deliver the Product ordered (48 hours for outlying destination destinations). Shelf stocking of delivered Product at the Military installations shall be the sole responsibility of the Manufacturer. Distributor shall product a bi-monthly roll-up detailing deliveries to and acceptance of Product by the Military for manufacturers participating in the Frequent Delivery Program, and shall maintain signed delivery documents recording such deliveries.

5. Distributor shall invoice Manufacturer for any delivered Product at the price shown on the Manufacturer's published Distributor price list plus Distributor's storage and handling fee as specified in Schedule C, which is attached to and made a part of this Agreement. Distributor agrees to transmit via established EDI Transaction sets all invoices. If paper copies of such invoices and supporting delivery documents are required by the Manufacturer and/or its representative, they will be provided as an additional billable serviced at the price agreed to and detailed on Schedule C. Terms of payment to Distributor are net fifteen (15) days, and Distributor's right to receive payment from manufacturer is not conditioned upon the timing of payment by the Military to the Manufacturer. Distributor pricing is structured with the understanding that on-hand inventory requirements shall not exceed three (3) weeks average movement. Manufacturer agrees to pay interest at the rate of twelve percent (12%) per annum on any invoice not paid when due, and agrees to pay all costs of collection, including twenty-five percent (25%) of the principal balance claimed as attorney's fees if the account is placed in the hands of an attorney for collection.

6.       If  the  Distributor   receives  damaged   Product,   it  shall  notify
         Manufacturer within ten (10) days of receipt, and Manufacturer shall remove such Product from Distributor's warehouse(s) at Manufacturer's expense and shall reimburse Distributor the full cost of its storage and handling fee. If Product is rejected by the Military for any reason. Manufacturer shall take possession of such Product and shall
         reimburse   Distributor   the  full  cost  of  the  Product   including
         Distributor's storage and handling fee. Distributor shall not be liable
         for  incidental  and  consequential   damages  whether  foreseeable  or
         otherwise.
7. Manufacturer may/may not recoup the amount of its invoices for Product shipped to distributor against the amount of distributor's invoices for Product delivered to the Military, and Distributor may/may not recoup the amount of its invoices for Product delivered against the amount of Manufacture's invoices for Product sipped to Distributor. If recoupment is permitted, any account receivable remaining after such deduction shall be paid by the party owing same fifteen (15) days after written demand made by the other party. The parties acknowledge that this Agreement is intended to be the sole contract between the parties and that successive sales, purchases and delivery of Product constitutes a single, continuing transaction. If either parry declares or is adjudicated bankruptcy or insolvent, the other party shall have the right of recoupment against the bankrupt or insolvent party, regardless of whether the claim by either party arose pre or post-petition or pre or post-adjudication.

8. This Agreement constitutes the entire understanding of the parties and all prior representations or agreements not contained in this Agreement are of no effect. This Agreement cannot be altered or varied except by written document signed by both parties.
9. This Agreement may be canceled by either party upon thirty (30) days written notice. After notice, Manufacturer shall promptly remove any remaining Product from Distributor's warehouse(s) at Manufacturer's expense and shall pay Distributor its storage and handling fee for such Product.
In witness whereof, the parties have executed this Agreement the day and year first above written.

CHATTEM, INC                                   MILITARY RESALE GROUP
----------------------------------------------
(Manufacturer's Full Corporate or Firm Name


By:  /S/ CHARLES M. STAFFORD                   By:  /S/ ETHAN D. HOKIT
   ------------------------------------------     --------------------------
         Signature                                      Signature

CHARLES M. STAFFORD                                ETHAN D. HOKIT
---------------------------------------------      -------------------------
Name - please print                                Name - please print


VICE PRESIDENT, SALES                                       PRESIDENT
---------------------------------------------      -------------------------
Title                                              Title


      5/2/02                                           4-15-2002
---------------------------------------------      -------------------------
Date                                               Date

SCHEDULE A

Bases assigned for service:

Ellsworth AFB
F.E. Warren
Buckley A.F.B.
Ft. Carson
Peterson AFB
USAF Academy

SCHEDULE C
-----------

Drayage Rate by Military Customer Categories and by Product Type

Product Type:

Dry        [*]%                         Stencil Charges
           -------
Frozen                                  Pallet Charges
Chill                                   By-Pass Fee
Other                                   Alaska Freight*
                                        *Only applies to Alaska commissaries

BACKHAUL

Backhaul Available
Pick-Up Location                      Backhaul Rate         Contact Person/Phone


____________                          ______________          ___________
____________                          ______________          ___________
____________                          ______________          ___________


SCHEDULE D
----------

In order to properly service your Military accounts and conform to your requirements, we request, in writing, the following information:

1. Name of Manufacturer and Broker:

       Domestic  [ ]          Import   [ ]

       Vendor:                                   Broker:
              ----------------------------              -----------------------

       Sales/Name:                               Sales/Name:
                  ------------------------                  -------------------

       Address:                                  Address:
               ---------------------------               ----------------------



       Phone:                                    Phone:
             -----------------------------             ------------------------

       Fax:                                      Fax:
           -------------------------------           --------------------------

       Email:                                    Email:
             -----------------------------             ------------------------

2. Mailing Address for Billing:

      MILITARY RESALE GROUP, INC.                  Contact Name:  EDNA SEWELL
      ------------------------------------------                ---------------

      2180 EXECUTIVE CIRCLE                        Phone:  719-391-4564
      ------------------------------------------         ----------------------

      COLO. SPRINGS, CO 80906 Fax: 719-391-4565

                                                   Email:
                                                         ----------------------

3.    Reports - Month to Date  Sales [ ]       Inventory  Activity   [ ]
      Send via-  Email [ ]                     Diskette    [ ]
      Send to the following individuals(s)


           --------------------------------             -----------------------


           --------------------------------             -----------------------


      ATTN:                                       ATTN:
           --------------------------------            ------------------------

      Email:                                      Email:
            -------------------------------               ---------------------


4.    Order Desk (our placement of orders with you)
      Vendor Rep [ ]   Broker Rep  [  ]

      Customer Svc Rep:     EDNA SEWELL             Are you EDI capable?   YES
                        ------------------------                         -----

      Phone:   719-391-4564 EXT. 105                Paperless EDI?  YES
            ------------------------------------                    -------

      Fax:       719-391-4565

      PIIN:
             -----------------------------------

      SB#:
            ------------------------------------

5.         Distributor Center Information

           Servicing Military Resale Group
           Pick-up Address:
                           --------------------------------



           Phone:
                          ---------------------------------

           Pick Up Min:
                          ---------------------------------

           Delivered Min:
                          ---------------------------------

           Brackets Offered:
                              -----------------------------

           Lead Time:
                       ------------------------------------

           Special Instructions:
                                  -------------------------


6. Product Information: Frozen     [ ]   Dry  [X]    Chill     [ ]

 [X] Please attach a current military price list for all applicable locations.

 {X] Please attach item specifications to include: weight, cube, pallet pattern, case dimensions, shelf life (how to read code dates on cases and items).

7. Military Resale Group Commissary Division drayage fee commission:

                  a.        [*]%

                  b. per case plus earned cash discount of ___ %

8. Vendor cash terms [*] % [*] days, net [*]

                             [*]% [*] DAYS, NET [*]